EXHIBIT 10.41

AMENDMENT NO. 3 TO COMMERCIAL LEASE BETWEEN COLUMBUS DAY REALTY, INC., AND T2 BIOSYSTEMS, INC.

This Amendment No. 3 is to a Commercial Lease dated May 6, 2013, by and between Columbus Day Realty, Inc. (LESSOR), and T2 Biosystems, Inc. (LESSEE), which lease relates to the premises at 231 Andover Street, Wilmington, Massachusetts.

WHEREAS, the Commercial Lease is dated May 6, 2013;

WHEREAS, the parties signed Amendment No. 1 to the Commercial Lease on September 24, 2013;

WHEREAS, the parties signed Amendment No. 2 to the Commercial Lease on September 21, 2015;

WHEREAS, the parties are desirous of amending the Commercial Lease for the purpose of extending the term of the Lease to December 31, 2018;

NOW, THEREFORE, in accordance with the covenants, considerations and conditions contained herein, the parties agree to further amend the Commercial Lease as follows:

3.	TERM.

This paragraph of the Commercial Lease is hereby amended by extending the expiration date to December 31, 2018.

4.	RENT.

The base rent for the period of January 1, 2018 to December 31, 2018 shall be at the rate of Ten Dollars ($10.00) per square foot.

Except as modified by this Amendment, all other terms of the Commercial Lease and Amendments No. 1 and No. 2 shall remain in full force and effect for the remaining term of the Lease.

IN WITNESS WHEREOF, the LESSOR and LESSEE have set their hands and seals this10th day of August, 2017.

COLUMBUS DAY REALTY, INC.T2 BIOSYSTEMS, INC.

By:  _[Illegible]____________________By:  /s/ John McDonough_____

Its PresidentIts President & CEO

By:  __[Illegible]____________________

Its Treasurer

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